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Exhibit 99(a)(1)(B)

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS FOR USE IN ACCEPTING THE OFFER BY CVRD CANADA INC. TO PURCHASE ALL OUTSTANDING COMMON SHARES (INCLUDING THE ASSOCIATED RIGHTS UNDER THE SHAREHOLDER RIGHTS PLAN) OF INCO LIMITED.

LETTER OF TRANSMITTAL
for Deposits of Shares and SRP Rights of
INCO LIMITED
pursuant to the Offer dated August 14, 2006 made by
CVRD CANADA INC.
a wholly-owned indirect subsidiary of

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 8:00 P.M. (TORONTO TIME)
ON SEPTEMBER 28, 2006, UNLESS EXTENDED OR WITHDRAWN (THE "EXPIRY TIME").
SEE "TIME FOR ACCEPTANCE" IN SECTION 2 OF THE OFFER.

USE THIS LETTER OF TRANSMITTAL IF:
1.  YOU ARE DEPOSITING A SHARE CERTIFICATE; OR
2.  YOU ARE A U.S. SHAREHOLDER FOLLOWING PROCEDURES FOR BOOK-ENTRY
     CONFIRMATION AND DO NOT HAVE AN AGENT'S MESSAGE; OR
3.  YOU PREVIOUSLY DEPOSITED SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal or a manually executed facsimile copy thereof, properly completed and duly executed in accordance with the instructions set out herein, together with all other required documents, must accompany the certificates representing the common shares of Inco Limited ("Inco") and the associated rights (the "SRP Rights") issued and outstanding under the shareholder rights plan of Inco (collectively, the "Shares") deposited pursuant to the offer (the "Offer") dated August 14, 2006 made by CVRD Canada Inc., a wholly-owned indirect subsidiary of Companhia Vale do Rio Doce (the "Offeror"), to holders of Shares ("Shareholders"). Shareholders may also accept the Offer by following the procedures for book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer", provided that the confirmation of a book-entry transfer of Shares into the Depositary's account at the Canadian Depository for Securities Limited ("CDS"), or The Depository Trust Company ("DTC"), together with an Agent's Message in respect thereof, or a properly completed Letter of Transmittal and any other required documents are received by the Depositary at its office in Toronto, Ontario, Canada prior to the Expiry Time.

Shareholders whose certificates are not immediately available or who are unable to deliver their certificates and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time may deposit such Shares according to the procedure for guaranteed delivery set forth in Section 3 of the Offer by using the accompanying Notice of Guaranteed Delivery. See Instruction 2 in this Letter of Transmittal, "Procedures for Guaranteed Delivery".

The terms and conditions of the Offer are incorporated by reference into this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and accompanying Circular (the "Circular") dated August 14, 2006 have the meanings ascribed to them in the Offer and the Circular.

The Depositary, the Dealer Managers, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

The Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at DTC.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ON THE BACK PAGE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY OR THE U.S. FORWARDING AGENT. YOU MUST SIGN THE LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE FORM W-9 INCLUDED HEREIN. SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL, "U.S. SHAREHOLDERS AND FORM W-9".

Please read carefully the Instructions set forth below before completing this Letter of Transmittal.

TO:	CVRD CANADA INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as depositary or COMPUTERSHARE TRUST COMPANY, N.A., as U.S. Forwarding Agent

The undersigned delivers to you the enclosed certificate(s) for Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. The undersigned understands that by depositing the Shares to the Offer, the undersigned will be deemed to have deposited the associated SRP Rights. No additional payment will be made for the SRP Rights and no amount of the consideration to be paid by the Offeror will be allocated to the SRP Rights. The following are the details of the enclosed certificate(s):

DESCRIPTION OF SHARES DEPOSITED
(Please print or type. If space is insufficient, please attach a list in the form below)

Certificate Number(s)	Name in which Registered (Please fill in exactly as name(s) appear(s) on certificate(s))	Number of Shares Represented by Certificate	Number of Shares Deposited*

TOTAL:

*
Unless otherwise indicated, the total number of Shares evidenced by all certificates delivered will be deemed to have been deposited. Refer to Instruction 7 of this Letter of Transmittal, "Partial Tenders".

The undersigned:

  1.
  acknowledges receipt of the Offer and the Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the time at which the Offeror takes up Shares deposited by the undersigned pursuant to this Letter of Transmittal, in accordance with the terms and conditions of the Offer;

  2.
  delivers to you the enclosed certificate(s) representing Shares (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer, "Manner of Acceptance — Acceptance by Book-Entry Transfer") and, subject only to the rights of withdrawal set out in the Offer, irrevocably accepts the Offer for and in respect of those Shares that are being deposited under the Offer as indicated under the heading "Description of Shares Deposited" set out above in this Letter of Transmittal represented by such certificate(s) (the "Deposited Securities") and, on and subject to the terms and conditions of the Offer, deposits, sells, assigns and transfers to the Offeror all right, title and interest in and to the Deposited Securities, including any and all rights and benefits arising from the Deposited Securities, including, without limitation, any and all dividends, distributions, payments, securities, property or other interests (including the SRP Rights) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Securities or any of them on or after the date of the Offer (other than any cash dividend, distribution or payment in respect of which a reduction in the price of the Offer is made pursuant to the provisions of Section 10 of the Offer and excluding all regular quarterly cash dividends declared by Inco in accordance with its current dividend policy as established on April 19, 2005 and amended on February 7, 2006 prior to the date of the first take up by the Offeror under the Offer), including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, the "Other Property"), effective from and after the date that the Offeror takes up and pays for the Deposited Securities (the "Effective Time");

  3.
  represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Deposited Securities (and any Other Property); (ii) the Deposited Securities (and any Other Property) have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Securities (and any Other Property), to any other person; (iii) the deposit of such Deposited Securities (and any Other Property) complies with applicable Laws; and (iv) when such Deposited Securities (and any Other Property) are taken up and paid for by the Offeror, the Offeror will acquire good title thereto, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others;

  4.
  agrees that if, on or after the date hereof, Inco should divide, combine, reclassify, consolidate, convert or otherwise change any of the Shares or its capitalization, or should disclose that it has taken or intends to take any such action, then the Offeror may, in its sole discretion and without prejudice to its rights under "Conditions of the Offer" in Section 4 of the Offer, make such adjustments as it deems appropriate to reflect such division, combination, reclassification, consolidation, conversion or other change in the Offered Consideration or other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the consideration payable therefor);

  5.
  directs the Offeror and the Depositary, upon the Offeror taking up the Deposited Securities, (i) to issue or cause to be issued a cheque payable (please check the appropriate box below)

  ☐
  in Canadian dollars; or

  ☐
  in U.S. dollars (based upon the quoted 10:00 a.m. (New York time) rate of exchange for U.S. dollars per Cdn.$1.00 reported by the Federal Reserve Bank of New York which appears on Reuters Screen 1FED on the Business Day immediately preceding the date of delivery of such payment to the Depositary),

      (A Shareholder who does not check either of the boxes above will receive payment of consideration under the Offer in Canadian dollars.)

    representing the cash payment for the Deposited Securities to which the undersigned is entitled for the Deposited Securities under the Offer, unless otherwise directed in this Letter of Transmittal, in the name of the registered holder of the Deposited Securities and to send such cheque by first class mail, to the address indicated herein, or to hold the same for pick-up, as indicated herein, and (ii) to return any certificates for Deposited Securities not deposited to or purchased under the Offer by either (a) sending new certificates representing Shares not purchased or by returning the deposited certificates (and other relevant documents) to the address indicated herein, or (b) in the case of Shares deposited by book-entry transfer of such Shares pursuant to the procedures set forth in "Manner of Acceptance – Acceptance by Book-Entry Transfer" in Section 3 of the Offer, such Shares will be credited to the depositing holder's account maintained with the CDS or DTC, as applicable (and, in the case of both (i) and (ii) above, if no name, address or delivery instructions are indicated, to the undersigned at the address of the undersigned as shown on the appropriate registers maintained by Inco). The undersigned understands and acknowledges that under no circumstances will interest accrue or be paid by the Offeror or the Depositary on the purchase price of the Deposited Securities purchased by the Offeror, regardless of any delay in making such payment;

  6.
  waives any right to receive notice of purchase of the Deposited Securities;

  7.
  irrevocably constitutes and appoints each director and officer of the Offeror and any other person designated by the Offeror in writing, as the true and lawful agent, attorney, attorney-in-fact and proxy of the undersigned with respect to the Deposited Securities deposited herewith and purchased by the Offeror and with respect to any Other Property effective from and after the Effective Time, with full power of substitution, in the name of and on behalf of the undersigned (such powers of attorney being deemed to be an irrevocable power coupled with an interest): (i) to register or record the transfer and/or cancellation of such Deposited Securities and any Other Property on the appropriate register of holders maintained by Inco or on behalf of Inco; (ii) for so long as any Deposited Securities are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, the right to vote any or all Deposited Securities, to execute and deliver (provided the same is not contrary to applicable Laws), as and when requested by the Offeror, any instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Securities and any Other Property, to revoke any such instrument, authorization or consent given prior to or after the Effective Time, and to designate in such instruments, authorizations or consents any Person or Persons as the proxyholder of such Shareholder in respect of the Deposited Securities and/or Other Property, for all purposes including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Inco; (iii) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing such

    Other Property that may be payable to or to the order of, or endorsed in favour of, such Shareholder; and (iv) to exercise any rights of a Shareholder with respect to such Deposited Securities and Other Property;

  8.
  revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities or any Other Property and agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Deposited Securities or any Other Property by or on behalf of the undersigned unless the Deposited Securities are not taken up and paid for under the Offer or are withdrawn in accordance with "Right to Withdraw Deposited Shares" in Section 7 of the Offer. The undersigned also agrees, effective on and after the Effective Time, not to vote any of the Deposited Securities and/or Other Property at any meeting (whether annual, special or otherwise or any adjournment thereof including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Inco and, except as may otherwise be agreed, not to exercise any of the other rights or privileges attached to the Deposited Securities and/or Other Property, and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents in respect of all or any of the Deposited Securities and/or Other Property and to appoint in any such instruments of proxy, authorizations or consents the Person or Persons specified by the Offeror as the proxy of the holder of the Deposited Securities and/or Other Property and acknowledges that upon such appointment, all prior proxies and other authorizations (including without limitation, all appointments of any agent, attorney or attorney-in-fact) or consents given by the holder of such Deposited Securities and/or Other Property with respect thereto shall be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto;

  9.
  agrees that if, on or after the date hereof, Inco should declare, set aside, or pay any dividend (other than the payment of a quarterly cash dividend on the Shares on September 1, 2006, in the amount of U.S. $0.125 per share in accordance with Inco's current dividend policy as established on April 19, 2005 and amended on February 7, 2006) or other distribution, or declare, make or pay any other distribution or payment on, or declare, allot, reserve or issue, any securities, rights or other interests with respect to any of the Deposited Securities that are payable or distributable to Shareholders of record on a date that is prior to the transfer into the name of the Offeror or its nominees or transferees on the securities register maintained by Inco or on behalf of Inco of such Deposited Securities following acceptance thereof for purchase pursuant to the Offer, then (and without prejudice to its rights under Section 4 of the Offer): (i) in the case of any such cash dividend, distribution or payment that does not exceed the cash consideration per Deposited Security, the cash consideration payable per Deposited Security pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; and (ii) in the case of any such cash dividend, distribution or payment that exceeds the cash consideration per Deposited Security, or in the case of any other dividend, distribution, payment, right or other interest, the whole of any such dividend, distribution, payment, right or other interest will be promptly remitted and transferred by the depositing Shareholder to the Depositary for the account of the Offeror accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion;

  10.
  covenants to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Securities and/or Other Property to the Offeror;

  11.
  acknowledges that all authority conferred or agreed to be conferred by the undersigned herein is, to the extent permitted by Law, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall to the extent permitted by Law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned;

  12.
  by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including time of receipt) and acceptance of any Deposited Securities (and/or Other Property) deposited pursuant to the Offer will be determined by the Offeror in its sole discretion and that such determination shall be final and binding and acknowledges that: (i) the Offeror reserves the absolute right to reject any and all deposits of Deposited Securities (and/or any Other Property) which the Offeror determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction; (ii) the Offeror reserves the absolute right to waive any defect or irregularity in the deposit of any Deposited Securities (and/or any Other Property); (iii) there shall be no duty or obligation on the Offeror, the Depositary or any other Person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give such notice; (iv) the Offeror's interpretation of the terms and conditions of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery shall be final and binding; and (v) the Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer; and

  13.
  by reason of the use of an English language form of Letter of Transmittal, shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une version anglaise de la présente lettre de transmission, le soussigné est réputé avoir demandé que tout contrat attesté par l'offre, telle qu'elle est acceptée au moyen de cette lettre de transmission, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER INFORMATION AND INSTRUCTIONS
Before signing this Letter of Transmittal, please review carefully and complete the following boxes, as appropriate.

BLOCK A PAYMENT INSTRUCTIONS
ISSUE CHEQUE IN THE NAME OF: (Please print or type)

(Name)

(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone — Business Hours)
(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK B DELIVERY INSTRUCTIONS
SEND CHEQUE (UNLESS BLOCK C BELOW IS CHECKED), TO: (Please print or type)
☐ Same as address in Block A or to:
(Name)

(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone — Business Hours)
(Social Insurance, Social Security Number or Tax Identification Number)

BLOCK C SPECIAL PICK-UP INSTRUCTIONS
☐ Hold cheque for pick-up. (Please check here if applicable)

BLOCK D U.S. SHAREHOLDERS (See Instruction 9)

A "U.S. Shareholder" is any shareholder that is either (A) providing an address in Block B which is located within the United States or any territory or possession thereof or (B) a United States person for United States federal income tax purposes.
INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER:
☐ The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE FORM W-9 ATTACHED HERETO, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM BACKUP WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BLOCK E DEPOSIT PURSUANT TO NOTICE OF GUARANTEED DELIVERY (See Instruction 2)
☐ Check here if Shares are being deposited pursuant to the Notice of Guaranteed Delivery sent to the Toronto, Ontario, Canada office of the Depositary and complete the following (Please print or type)
Name of Registered Holder Date of Guaranteed Delivery
Window Ticket Number (if any)
Name of Institution which Guaranteed Delivery

BLOCK F INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER (See Instruction 8)
The Shareholder signing above represents that the member of the Soliciting Dealer group who solicited and obtained this deposit is: (Please print or type)

(Firm)	(Registered Representative) (Telephone Number)
☐ Check here if list of beneficial holders is attached
☐ Check here if diskette to follow

SHAREHOLDER SIGNATURE

        By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature guaranteed by (if required under Instruction 4 to this Letter of Transmittal):	Signature of Shareholder or Authorized Representative:
Dated:
Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal)
Name of Guarantor (Please print or type)	Name of Shareholder or Authorized Representative (Please print or type)
Address of Guarantor (Please print or type)	Telephone number (business hours) of Shareholder or Authorized Representative
Social Insurance or Social Security Number or Tax Identification Number of Shareholder
Additional Signatures for Joint Shareholders (if required):
Dated:
Signature of Shareholder or Authorized Representative (see Instructions 3, 4 and 5 to this Letter of Transmittal)
Name of Shareholder or Authorized Representative (Please print or type)
Telephone number (business hours) of Shareholder or Authorized Representative
Social Insurance or Social Security Number or Tax Identification Number of Shareholder

INSTRUCTIONS

1.     Use of Letter of Transmittal

  (a)
  This Letter of Transmittal (or manually signed facsimile copy hereof) properly completed and duly executed as required by the instructions set forth below, together with accompanying certificate(s) representing the Deposited Securities (or, alternatively, a book-entry transfer for Shareholders accepting the Offer by following the procedures for book-entry transfer established by DTC) and all other documents required by the terms of the Offer and this Letter of Transmittal, must be received by the Depositary or the U.S. Forwarding Agent at any of the offices of the Depositary or U.S. Forwarding Agent specified on the back of this Letter of Transmittal at or before 8:00 p.m. (Toronto time) on September 28, 2006, being the Expiry Time, unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set out in Instruction 2 below, "Procedures for Guaranteed Delivery", are employed. Shareholders accepting this Offer using book-entry transfer must ensure that the required documents are sent to the Depositary at its offices in Toronto, Ontario, Canada. Such documents should not be sent to the U.S. Forwarding Agent.

  (b)
  The method of delivery of this Letter of Transmittal, the certificates representing the Deposited Securities and all other required documents, is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents have been physically received by the Depositary or the U.S. Forwarding Agent at any of its offices specified herein. The Offeror recommends that such documents be delivered by hand to the Depositary or the U.S. Forwarding Agent, and a receipt be obtained therefor, or, if mailed, that registered mail, with return receipt requested, be used and that proper insurance be obtained. It is suggested that any such mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary or the U.S. Forwarding Agent, as applicable, at or prior to the Expiry Time. Shareholders whose Shares are registered in the name of a nominee should contact their broker, investment dealer, bank, trust company or other nominee for assistance in depositing the Shares.

2.     Procedures for Guaranteed Delivery

        If a Shareholder wishes to deposit Shares pursuant to the Offer and: (i) the certificate(s) representing the Shares are not immediately available; or (ii) such Shareholder cannot deliver such certificate(s) and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, such Shares may nevertheless be deposited pursuant to the Offer provided that all of the following conditions are met:

  (a)
  such a deposit is made by or through an Eligible Institution (as defined below);

  (b)
  a properly completed and duly executed Notice of Guaranteed Delivery (printed on pink paper), or a manually signed facsimile copy thereof, in the form accompanying this Letter of Transmittal, together with a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its office in Toronto, Ontario, Canada listed herein, at or prior to the Expiry Time; and

  (c)
  the certificate(s) representing deposited Shares, in proper form for transfer, together with a properly completed and duly executed copy of this Letter of Transmittal, or a manually signed facsimile copy thereof, covering the Shares and all other documents required by this Letter of Transmittal, are received by the Depositary at its office in Toronto, Ontario, Canada listed in the Notice of Guaranteed Delivery, prior to 5:00 p.m. (Toronto time) on the third trading day on the Toronto Stock Exchange (the "TSX") and the New York Stock Exchange (the "NYSE") after the Expiry Time. To constitute delivery for the purpose of satisfying a guaranteed delivery, this Letter of Transmittal and accompanying share certificate(s) must be delivered to the Depositary at its office in Toronto, Ontario, Canada.

        The Notice of Guaranteed Delivery may be delivered by hand or courier or transmitted by facsimile transmission or mail to the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time and must include a guarantee by an Eligible Institution in the manner set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and this Letter of Transmittal and accompanying certificates to any office other than the Toronto, Ontario, Canada office of the Depositary does not constitute delivery for purposes of satisfying the guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion

Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.     Signatures

        This Letter of Transmittal must be completed and executed by the holder of Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction 5, "Fiduciaries, Representatives and Authorizations" below).

  (a)
  If this Letter of Transmittal is executed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond exactly with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned or held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  (b)
  If this Letter of Transmittal is executed by a person other than the registered owner(s) of the accompanying certificate(s) or if the cheque(s) are to be issued to a person other than the registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Inco, or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Inco:

  (i)
  such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4, "Guarantee of Signatures", below.

4.     Guarantee of Signatures

        If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Shares, if the cheque(s) are to be issued to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Inco, or if certificates representing Shares for which the Offer has not been accepted are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of Shareholders maintained by Inco, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal or any certificate or share transfer power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of such person's authority to act. Either of the Offeror or the Depositary, at its discretion, may require additional evidence of such authority or any other additional documentation.

6.     Delivery Instructions

        If any cheque(s) are to be sent to or, in respect of partial deposits of Shares, certificates representing Shares are to be returned to, someone at an address other than the address of the Shareholder at it appears in Block A on this Letter of Transmittal, entitled "Payment Instructions", then Block B on this Letter of Transmittal, entitled "Delivery Instructions", should be completed. If Block B is not completed, any cheque(s) will be mailed to the depositing Shareholder at the address of such holder as it appears in Block A or, if no address is provided in Block A, then it will be mailed to the address of such holder as it appears on the securities register of Inco. Any cheque(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.

7.     Partial Tenders

        If less than the total number of Shares evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Shares not deposited will be sent to the registered holder as soon as practicable following the Expiry Time. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated. If certificate(s) representing Shares not deposited to or purchased under the Offer are to be returned other than in the name of, and to the address of the person shown in the registers maintained by Inco, complete Block B on this Letter of Transmittal.

8.     Solicitation

        Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing Block F on this Letter of Transmittal and present a list of beneficial holders, if applicable.

9.     U.S. Shareholders and Form W-9

        United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Shares must provide the Depositary with his correct Taxpayer Identification Number ("TIN"), which, in the case of a Shareholder who is an individual, is generally the individual's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each U.S. Shareholder must provide his correct TIN by completing the "Form W-9" set forth in this document, which requires such holder to certify under penalties of perjury: (i) that the TIN provided is correct (or that such holder is awaiting a TIN); (ii) that the holder is not subject to backup withholding because: (a) the holder is exempt from backup withholding; (b) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (iii) that the holder is a U.S. person (including a U.S. resident alien).

        Exempt holders (including, among others, all corporations) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder must complete Form W-9, check the "Exempt from backup withholding" box on such form, and sign and date the form. See the instructions in the attached Form W-9 for additional instructions.

        If Shares are held in more than one name or are not in the name of the actual owner, consult the instructions in the attached Form W-9 for information on which TIN to report.

        If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the instructions in the attached Form W-9 for instructions on applying for a TIN; (ii) write "Applied For" in the space for the TIN in Part 1 of the Form W-9; and (iii) sign and date the Form W-9 attached to this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

        If the Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for U.S. federal income tax purposes, such holder will instead need to submit a properly completed IRS Form W-8 BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalty of perjury. A copy of IRS Form W-8 BEN is set forth in this document.

        A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, AN IRS FORM W-8 BEN, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER.

10.   Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and numbers of Shares may be included in a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Shares are registered in different forms (e.g. "Joe Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders by execution of this Letter of Transmittal (or a manually executed facsimile copy hereof) waive any right to receive any notice of acceptance of Shares for payment.

  (d)
  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

  (e)
  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Shares deposited pursuant to the Offer will be determined by the Offeror in its sole discretion, which determination shall be final and binding. The Offeror reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful to accept under the Laws of any jurisdiction. The Offeror reserves the absolute right to waive any defects or irregularities in the deposit of any Shares. There shall be no duty or obligation of the Offeror, the Depositary or any other person to give notice of any defects or irregularities in any deposit and no liability shall be incurred by any of them for failure to give any such notice. The Offeror's interpretation of the terms and conditions of the Offer, the Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery will be final and binding. The Offeror reserves the right to permit the Offer to be accepted in a manner other than as set forth in the Offer and Circular.

  (f)
  Additional copies of the Offer and Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the Dealer Managers or the Information Agent.

11.   Lost Certificates

        If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary at its office in Toronto, Ontario, Canada listed herein. The Depositary will forward such letter to the transfer agent for the Shares so that the transfer agent may provide replacement instructions. If a share certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or the transfer agent for the Shares may contact you. If your share certificate has been lost or destroyed, you must take the foregoing action sufficiently in advance of the Expiry Time in order to obtain a replacement certificate in sufficient time to permit the replacement certificate to be tendered to the Offer prior to the Expiry Time.

12.   Privacy Notice

        The Depositary is committed to protecting personal information received from its clients. In the course of providing services to its clients, the Depositary receives certain non-public personal information. This information could include an individual's name, address, social insurance number, securities holdings and other financial information. The Depositary uses this information for lawful purposes relating to its services. The Depositary has prepared a Privacy Code relating to information practices and privacy protection. It is available at computershare.com, or by writing the Depositary at the addresses indicated below. The Depositary will use the information provided on this form in order to process the undersigned Shareholder's request and will treat the Shareholder's signature(s) on this form as such Shareholder's consent to the above.

13.   Assistance

        The Depositary, the Dealer Managers, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Transmittal (see back page of this Letter of Transmittal for addresses and telephone numbers). Shareholders whose Shares are registered in the name of an investment advisor, stockbroker, bank, trust company or other nominee should contact such nominee if they wish to accept the Offer.

        THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR DEPOSITED SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO THE EXPIRY TIME.

Form W-9 (Rev. November 2005) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box:	☐ Individual/ Sole proprietor	☐ Corporation	☐ Partnership	☐ Other	> .............................	☐ Exempt from backup withholding

Address (number, street, and apt, or suite no.)					Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

  Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number [ ][ ][ ]- [ ][ ]- [ ][ ][ ][ ]	or	Employer identification number [ ][ ]- [ ][ ][ ][ ][ ][ ]

  Part II Certification

Under penalties of perjury, I certify that:

1.
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.
I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person >	Date >

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.
Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.
Certify that you are not subject to backup withholding, or

3.
Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

For federal tax purposes, you are considered a person if you are:

An individual who is a citizen or resident of the United States,

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•
The U.S. owner of a disregarded entity and not the entity,

•
The U.S. grantor or other owner of a grantor trust and not the trust, and

•
The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Form W-9 (Rev. 11-2005)	Page 2

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.
The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.
The treaty article addressing the income.

3.
The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.
The type and amount of income that qualifies for the exemption from tax.

5.
Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.
You do not furnish your TIN to the requester,

2.
You do not certify your TIN when required (see the Part II instructions on page 4 for details),

3.
The IRS tells the requester that you furnished an incorrect TIN,

4.
The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.
You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

Form W-9 (Rev. 11-2005)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.
An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.
The United States or any of its agencies or instrumentalities,

3.
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.
A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.
An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.
A corporation,

7.
A foreign central bank of issue,

8.
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.
A futures commission merchant registered with the Commodity Futures Trading Commission,

10.
A real estate investment trust,

11.
An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.
A common trust fund operated by a bank under section 584(a),

13.
A financial institution,

14.
A middleman known in the investment community as a nominee or custodian, or

15.
A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt recipients 1 through 7[2]
1
See Form 1099-MISC, Miscellaneous Income, and its instructions.

2
However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 11-2005)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1.
Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.
Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.
Real estate transactions.    You must sign the certification. You may cross out item 2 of the certification.

4.
Other payments.    You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.
Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor[2]
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or single-owner LLC		The owner[3]
For this type of account:			Give name and EIN of:
6.	Sole proprietorship or single-owner LLC		The owner[3]
7.	A valid trust, estate, or pension trust		Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity
1
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2
Circle the minor's name and furnish the minor's SSN.

3
You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.

4
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules regarding partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service
Certificate of Foreign Status of Beneficial
Owner for United States Tax Withholding
>Section references are to the Internal Revenue Code.    > See separate instructions.
	> Give this form to the withholding agent or payer. Do not send to the IRS.	OMB No. 1545-1621

Do not use this form for:		Instead, use Form:
•	A U.S. citizen or other U.S. person, including a resident alien individual	W-9
•	A person claiming that income is effectively connected with the conduct of a trade or business in the United States	W-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
•	A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)	W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
•	A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

  Part I Identification of Beneficial Owner (See instructions)

1	Name of individual or organization that is the beneficial owner	2	Country of incorporation or organization

Type of beneficial owner:	☐ Individual	☐ Corporation	☐ Disregarded entity	☐ Partnership	☐ Simple trust
☐ Grantor trust	☐ Complex trust	☐ Estate	☐ Government	☐ International organization
☐ Central bank of issue	☐ Tax-exempt organization	☐ Private foundation

4	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

5	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.	Country (do not abbreviate)

6	U.S. taxpayer identification number, if required (see instructions)	7	Foreign tax identifying number, if any (optional)
	☐ SSN or ITIN ☐ EIN

8	Reference number(s) (see instructions)

  Part II Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):
a	☐	The beneficial owner is a resident of ...................................... within the meaning of the income tax treaty between the United States and that country.
b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
c	☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see instructions).
d	☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
e	☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10	Special rates and conditions (if applicable — see instructions): The beneficial owner is claiming the provisions of Article .................... of the treaty identified on line 9a above to claim a ....................% rate of withholding on (specify type of income): ....................................................
Explain the reasons the beneficial owner meets the terms of the treaty article: ................................................................................................

  Part III Notional Principal Contracts

11	☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

  Part IV Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

1 I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,

2 The beneficial owner is not a U.S. person,

3 The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) the partner's share of a partnership's effectively connected income, and

4 For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here	>	............................................................................................................ Signature of beneficial owner (or individual authorized to sign for beneficial owner)	........................................... Date (MM-DD-YYYY)	..........................................................Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2006)

The Depositary for the Offer is:
COMPUTERSHARE INVESTOR SERVICES INC.

By Mail P.O. Box 7025 31 Adelaide Street East Toronto, ON M5C 2T1 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions	By Facsimile Transmission Facsimile Number: (905) 771-4082 Attention: Corporate Actions

Toll Free (North America): 1-866-612-8058
Overseas: 1-514-982-7555
E-Mail: corporateactions@computershare.com

Montreal		Vancouver	Calgary
By Hand	By Registered Mail or by Courier	By Registered Mail, Hand or by Courier	By Registered Mail, Hand or by Courier
650 de Maisonneuve Blvd. West Suite 700 Montreal, Quebec	1500 University Street Suite 700 Montreal, Quebec H3A 3S8	510 Burrard Street 2nd Floor Vancouver, British Columbia V6C 3B9	Western Gas Tower Suite 600, 530 8th Avenue S.W. Calgary, Alberta T2P 3S8

The U.S. Forwarding Agent for the Offer is:
COMPUTERSHARE TRUST COMPANY, N.A.

By Mail: Attention: Corporate Actions P.O. Box 43014 Providence, RI 02940-3014	By Hand or Overnight Courier: Attention: Corporate Actions 250 Royall Street Canton, MA 02021

The Dealer Managers for the Offer are:
In Canada

CREDIT SUISSE SECURITIES (CANADA), INC.	UBS SECURITIES CANADA INC.
One First Canadian Place, Suite 3000, P.O. Box 301	161 Bay Street, Suite 4100, P.O. Box 617
Toronto, ON M5X 1C9	Toronto, ON M5J 2S1
Telephone: 416-352-4508	Telephone: 416-350-2201
In the United States
CREDIT SUISSE SECURITIES (USA) LLC	UBS SECURITIES LLC
Eleven Madison Avenue	299 Park Avenue
New York, NY 10010-3629	New York, NY 10171
Telephone: 1-800-319-5806	Telephone: 1-877-211-0850

The Information Agent for the Offer is:

The Exchange Tower
130 King Street West, Suite 2950
P.O. Box 361
Toronto, Ontario M5X 1E2
Toll Free (North America): 1-866-381-4105
Banks, Brokers and International Call Collect: 1-416-867-2272
Email: contactus@kingsdaleshareholder.com

        Any questions and requests for assistance may be directed by holders of Shares to the Depositary, the Dealer Managers or the Information Agent at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

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